EXHIBIT 10.55

AMENDMENT TO THE CONVERTIBLE SUBORDINATED PROMISSORY NOTE

THIS AMENDMENT is made this 11th day of  June 2008 by and between   VGX Pharmaceuticals, a Delaware Corporation, (hereinafter called “Borrower”) and  Huvitz Co., Ltd. ,  (hereinafter called “Holder”).

WHEREAS, the Borrower executed the Convertible Subordinated Promissory Note in the amount of $1,500,000.00 and  dated October 24, 2005 (hereinafter called “Note”); and

WHEREAS, the Note is made in favor of the Holder and has the Maturity Date of October 24, 2008; and

WHEREAS, the parties desire to modify certain terms in the Note.

NOW, THEREFORE, for and in consideration of the mutual promises, terms and conditions set forth herein and intending to be legally bound hereby, the parties hereto agree as follows:

1.                                       The Maturity Date of the Note is extended for 6 months and shall be April 24, 2009.

2.                                       The Parties acknowledge that the name of the Borrower has been changed from Viral Genomix, Inc. to VGX Pharmaceuticals.

3.                                       All other terms in the Note shall remain the same.

IN WITNESS THEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to the Convertible Subordinated Promissory Note to be duly executed on the above date.

BORROWER:		HOLDER:

VGX Pharmaceuticals, Inc.		Huvitz Co., Ltd.

BY:	/s/ J. Joseph Kim	By:	/s/ Hyun Soo Kim
	J. Joseph Kim, CEO		Hyun Soo Kim, Ph.D. President and CEO